SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2015

MICROELECTRONICS TECHNOLOGY COMPANY

(Exact name of Company as specified in its charter)

Nevada	001-32984	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1516 E. Tropicana Avenue, Suite 155 Las Vegas, Nevada 89119
(Address of principal executive offices)
Phone: (949) 436-9382
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Issuance of Series C Non-Voting Convertible Preferred Stock

On January 14, 2015, Microelectronics Technology Company, a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing a contemplated preferred stock dividend to be issued to the Company’s holders of common stock of record on January 31, 2015.

On March 2, 2015, the Company filed with the Nevada Secretary of State, a Certificate of Designation for 1,500 shares of Series C Non-Voting Convertible Preferred Stock, which is the preferred stock that will be issued to those holders of the Company’s common stock.

Each share of the Series C Non-Voting Convertible Preferred Stock shall be convertible, during that period that begins 12 months and terminates 24 months after the original issuance date of such share (the “Conversion Period”), at the option of the holder thereof, into 100,000 shares of the Company’s common stock.  Each share of that Series C Non-Voting Convertible Preferred Stock that is not converted during the Conversion Period shall be cancelled and not reissued.  That Series C Non-Voting Convertible Preferred Stock has no right to vote regarding any matter whatsoever, except as required by applicable law.  No dividend shall be declared or paid on that Series C Non-Voting Convertible Preferred Stock.

On March 10, 2015, thirty-five (35) shares of that Series C Non-Voting Convertible Preferred Stock were issued to five (5) holders of that common stock in a transaction that management of the Company believes satisfies the requirements for that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”) specified by the provisions of Section 4(a)(2) of the Act regarding transactions by an issuer not involving a public offering of securities.

On March 10, 2015, thirty-one (31) shares of that Series C Non-Voting Convertible Preferred Stock were issued to four (4) holders of that common stock in a transaction that management of the Company believes satisfies the requirements for upon that exemption from the registration and prospectus delivery requirements of the Act specified by the provisions of Regulation S relating to securities issued to non U.S. persons outside of the United States and which did not involve directed selling efforts in the United States.

A copy of that Certificate of Designation is included in this report as Exhibit 4.1.

Occurrence of Reverse Stock Split

On January 15, 2015, the Company’s Board of Directors (sole director) approved the authorization of a 1 for 1,000 (1:1,000) reverse stock split of the Company’s outstanding shares of common stock.

On January 15, 2015, the Company obtained the written consent of a stockholder, Rancho Capital Management, Inc., a Nevada corporation, holding 1,000 shares of the Company’s Series B Voting Preferred Stock, which equals  99% of the voting power of the Company’s outstanding capital stock as of January 15, 2015, to approve and effect that reverse stock split.

On February 13, 2015, the Company filed a Definitive Information Statement on Schedule 14C, which discloses the details of that reverse stock split.  On or about February 23, 2015, copies of that Definitive Information Statement were mailed to the Company’s stockholders.

That reverse stock split was effective as of March 16, 2015.

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
4.1	Certificate of Designation regarding Series C Non-Voting Convertible Preferred Stock filed with the Nevada Secretary of State on March 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company

Date: March 16, 2015

By: /s/ Brett Everett

Brett Everett

President & CEO

EXHIBIT INDEX

Exhibit No.

Exhibit Description

4.1                        Certificate of Designation regarding Series C Non-Voting Convertible Preferred Stock filed with the Nevada Secretary of State on March 2, 2015 - PDF